Exhibit 23 b.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use in Amendment No.2 to Form 10-SB of our report dated April 23, 2001 with respect to the financial statements of Rascals International, Inc. And Subsidiaries (the "Company") for the year ended December 31, 2000.



                                               Rosenberg Rich Baker Berman & Co,
                                               Certified Public Accountants




Bridgewater , New Jersey
December 11, 2001